UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

SOUNDHOUND AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40193	85-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 Betsy Ross Drive Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 441-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2026, the Board of Directors (the “Board”) of SoundHound AI, Inc., a Delaware corporation (the “Company”), unanimously approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws amend and restate those certain Amended and Restated Bylaws of the Company adopted by the Board on April 26, 2022, to remove the provision allowing any unauthorized, defective or conflicted transaction questioned in any stockholders’ derivative suit, or any other suit to enforce alleged rights of the Company or any of its stockholders, to be approved, ratified and confirmed by the Board or the Company’s stockholders before or after judgment, and thereby to be cured, and such approval, ratification or confirmation to constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

The preceding is a summary of the material changes in the Amended and Restated Bylaws and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). The number of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), entitled to vote at the Annual Meeting was 393,674,647 shares and the number of shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Voting Stock”), entitled to vote at the Annual Meeting was 32,535,408 shares. Stockholders were entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 426,210,055 shares representing 719,028,727 votes. At the Annual Meeting, the Company’s stockholders (i) re-elected each of Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors to serve on the Board for a one-year term that will expire at the Company’s 2027 annual meeting of stockholders, or until their successors are elected and qualified, and (ii) ratified the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The following is a tabulation of the voting on each of the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball were elected to serve until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Dr. Keyvan Mohajer	367,926,495	2,783,725	150,823,007
James Hom	366,138,436	4,571,784	150,823,007
Larry Marcus	356,789,793	13,920,427	150,823,007
Diana Sroka	360,252,557	10,457,663	150,823,007
Dr. Eric Ball	352,655,071	18,055,149	150,823,007

Proposal No. 2 – Ratification of the appointment by the Board of the Company of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The ratification of the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
514,619,500	4,307,207	2,606,520

Item 8.01. Other Events.

As disclosed in the Company’s Registration Statement on Form S-3ASR filed with the Securities and Exchange Commission on May 11, 2026 (the “Registration Statement”), on May 11, 2026, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Cantor Fitzgerald & Co., D.A. Davidson& Co., H.C. Wainwright & Co., LLC, Roth Capital Partners, LLC, Northland Securities, Inc., Ladenburg Thalmann & Co. Inc., Wedbush Securities Inc. and Joseph Gunnar & Co., LLC (collectively, the “Managers”), relating to the sale of up to $300,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share, pursuant to the Registration Statement and the sales prospectus contained therein, from time to time through or to the Managers acting as agent or principal.

A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to this Report and incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed consolidated financial statements of LivePerson, Inc. (“LivePerson”) as of and for the three months ended March 31, 2026 and 2025 are attached as Exhibit 99.1 to this Report and incorporated herein by reference. Such financial statements of LivePerson were prepared in accordance with U.S. generally accepted accounting principles as issued by the Financial Accounting Standards Board.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and LivePerson as of and for the three months ended March 31, 2026 are attached as Exhibit 99.2 to this Report and incorporated herein by reference.

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated May 11, 2026.
3.1	Second Amended and Restated Bylaws.
99.1	Unaudited condensed consolidated financial statements of LivePerson, Inc. as of and for the three months ended March 31, 2026 and 2025.
99.2	Unaudited pro forma condensed combined financial information of SoundHound AI, Inc. and LivePerson, Inc. as of and for the three months ended March 31, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2026

SoundHound AI, Inc.

/s/ Keyvan Mohajer
Name:	Keyvan Mohajer
Title:	Chief Executive Officer

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